[front cover]
                                  J.P. MORGAN
                               EMERGING MARKETS
                                  EQUITY FUND
                               [jp morgan logo]
                                Annual Report
                                October 31, 2000

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

December 1, 2000

Dear Shareholder,

    The J.P. Morgan Emerging Markets Equity Fund had a total return of -7.12% for the year ended October 31, 2000. The Fund preserved capital to a greater degree than its benchmark, the MSCI Emerging Markets Free Index, which returned -8.81% during the same time period, but underperformed its peer group, the Lipper Emerging Markets Equity Fund Average, which returned -4.28%.

    The Fund's net asset value on October 31, 2000 was $7.15 per share, decreasing from $7.74 per share at the start of the fiscal period. During the year, the Fund made distributions of approximately $0.04 per share from ordinary income. The Fund's net assets were approximately $34 million on October 31, 2000 while the total net assets of the Emerging Markets Equity Portfolio, in which the Fund invests, totaled $151 million.

    This report includes an interview with Satyen (Satch) Mehta, managing director, who is the lead portfolio manager of The Emerging Markets Equity Portfolio. Satch explains the factors that influenced fund performance during the fiscal year, and provides insight in regard to positioning the Portfolio for the coming months.

    As chairman and president of Asset Management Services, we thank you for investing with J.P. Morgan. Should you have any comments or questions, please contact your Morgan representative, or call J.P. Morgan Funds Services at (800) 521-5411.

/signature/                             /signature/

Sincerely yours,
Ramon de Oliveira                       Keith M. Schappert
Chairman of Asset Management Services   President of Asset Management Services
J.P. Morgan & Co. Incorporated          J.P. Morgan & Co. Incorporated

TABLE OF CONTENTS
--------------------------------------------------------------------------------
Letter to the Shareholders                                                 1
Fund Performance                                                           2
Portfolio Manager Q&A                                                      3
Fund Facts & Highlights                                                    5
Financial Statements                                                       6

FUND PERFORMANCE
--------------------------------------------------------------------------------

EXAMINING PERFORMANCE

    There are several ways to evaluate a mutual fund's historical performance. One way is to look at the growth of a hypothetical investment. The chart at right shows that $10,000 invested on November 30, 1993,* would have declined to $7,824 on October 31, 2000.

    Another way is to review a fund's average annual total return. This calculation takes the Fund's actual return and shows what would have happened if the Fund had achieved that return by performing at a constant rate each year. Average annual total returns represent the average yearly change of a fund's value over various time periods, typically one, five, or ten years (or since inception).

GROWTH OF $10,000 SINCE FUND INCEPTION*
November 30, 1993-October 31, 2000

[data from line chart]

Lipper Emerging Markets Equity Fund Average                     $10,057
Emerging Markets Blended Benchmark**                             $9,191
MSCI Emerging Markets Free Index                                 $8,853
J.P. Morgan Emerging Markets Equity Fund                         $7,824

PERFORMANCE

                                                  TOTAL RETURNS         AVERAGE ANNUAL TOTAL RETURNS
                                                -----------------    --------------------------------------
                                                       ONE           THREE         FIVE           SINCE
                                                      YEAR           YEARS         YEARS       INCEPTION*
AS OF OCTOBER 31, 2000
J.P. Morgan Emerging Markets Equity Fund             (7.12)%        (7.31)%       (3.93)%        (3.49)%
MSCI Emerging Markets Free Index                     (8.81)%        (3.09)%       (2.37)%        (1.75)%
Lipper Emerging Markets Equity Fund Average          (4.28)%        (4.44)%       (1.66)%          N/A
Emerging Markets Blended Benchmark**                 (8.81)%        (3.09)%       (2.61)%        (1.21)%

AS OF SEPTEMBER 30, 2000
J.P. Morgan Emerging Markets Equity Fund              1.45%        (10.67)%       (3.25)%        (2.35)%
MSCI Emerging Markets Free Index                      0.41%         (6.39)%       (1.66)%        (0.68)%
Lipper Emerging Markets Equity Fund Average           6.55%         (7.73)%       (0.97)%          N/A
Emerging Markets Blended Benchmark**                  0.41%         (6.39)%       (2.28)%        (0.13)%

* The Fund commenced operations on November 15, 1993 and has provided an average annual return of (3.12)% from that date through October 31, 2000. For the purpose of comparison, the "since inception" returns in the table above are calculated from November 30, 1993, the first date when data for the Fund, its benchmark, and it Lipper category average were all available.

** International Finance Corporation (IFC) Global Index adjusted for limited-access countries (capped weights of 5% Chile, India, Korea and Taiwan, and 14% in Malaysia through August 31, 1993, from September 1, 1993 forward Malaysia not capped) through December 31, 1994. From January 1, 1995 through December 31, 1995 IFC Investable Index (excluding South Africa after April 1,
1995) and the MSCI Emerging Markets Free Index thereafter. These indices are unmanaged indices that measure emerging market equity performance. They do not include fees or expense and are not available for actual investments.

  Past performance is no guarantee of future results. Fund returns are net of fees, assume the reinvestment of distributions and reflect reimbursement of certain fund and portfolio expenses as described in the prospectus. Had expenses not been subsidized, returns would have been lower. Lipper Analytical Services, Inc. is a leading source for mutual fund data.

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------

[photo of Satyen Metha]

    The following is an interview with SATYEN (SATCH) METHA, managing director and member of the portfolio management team for The Emerging Markets Equity Portfolio. Satch is currently responsible for emerging markets macro strategy, and has been with J.P. Morgan since 1984, when he joined the International Investment group in London as a European equity analyst. Satch received his M.B.A. at the London Business School, and holds a B.A. in history and economics from Oxford University.

HOW DID EMERGING MARKETS PERFORM THIS PAST YEAR?

    As a whole, emerging markets were down approximately 9% for the 12 months ended October 31, 2000, as measured by the MSCI Emerging Markets Free Index. This was attributable almost entirely to weakness in Asia (ex-Japan), where on average, stock markets declined by 25%. Latin America, by contrast, was up 14%, and Eastern Europe was up 10%. There's often a large spread between regional emerging markets on a trailing one-year basis, but the spread between regional emerging markets during the fiscal period was extraordinarily large by any recent measure.

    As far as Asia was concerned, two prominent emerging markets--South Korea and Taiwan--were particularly affected by rising oil prices and a slowdown in the technology cycle. As the price of silicon chips, logic circuits, PCs, and other tech products fell throughout the year, so did equity markets. For the fiscal period, South Korea's stock market fell 34%, and Taiwan was down 27%.

    On the positive side, we can look back at the two-years ended October 31, 2000, as one of recovery from the Asian economic crises that began in 1997. On balance, emerging markets compounded at a 15% annual rate over the past two years. Asia turned in a very respectable 13% annualized return during the same time frame, despite its recent underperformance. So, while we've had to give back some of what we earned, the markets are still up very respectably over the last two years.

BEYOND ASIA, HOW HAVE EMERGING MARKETS REACTED TO THE SLOWING OF THE TECHNOLOGY CYCLE?

    There has been an impact, to be sure, but many emerging markets have fared well over this period because they weren't exposed to the technology sector to quite the same degree as more developed countries.

WHAT IS YOUR OUTLOOK FOR THE COMING MONTHS?

    Our core economic outlook is for a soft landing here in the United States, and the passing of the growth baton to other parts of the world. This is the basis for our expectations of better returns from emerging markets. Valuations in emerging markets are very low relative to developed markets. If the U.S. economy moves into a hard-landing mode, however, we believe emerging markets will find it difficult to move ahead in absolute terms.

    One of the issues we remain focused on is the continuing slowdown in the technology cycle, which may have a negative impact on Asia. Even so, with Asian markets down as far as they are, our sense is that it may be time to reallocate some money back into the region. The question, of course, is where, when, and how much? In this respect, we believe there probably is more upside at present in Southeast Asia, relative to the region's current equity pricing.

WHAT SORT OF QUESTIONS HAVE CLIENTS BEEN ASKING ABOUT EMERGING MARKETS?

    The principal question that people are asking is when will emerging markets regain the strong momentum they enjoyed in the mid-1990s? While we wouldn't presume to stamp a date on when this will occur, our feeling is that it will be sometime soon.

    There are several reasons why we feel this way. One has to do with the evolution of corporate governance in emerging markets. In the past, there was very little. Companies were run much like family fiefdoms, and little consideration was given to rewarding investors.

PORTFOLIO MANAGER Q&A
--------------------------------------------------------------------------------
                                                                    (Continued)

    Over this last cycle, however, the ownership structure of emerging markets has changed substantially, such that foreigners now own 30-40% of the average emerging market. This is up from just 3-4% a decade ago. These new owners tend to be professional investors, often multi-national corporations that recognize the need to reward investors, and expect their subsidiaries to do so. They also bring the management know-how that is necessary to compete successfully on the global stage.

    Additionally, the gradual adoption of U.S. Generally Accepted Accounting Principals (GAAP) is making companies in emerging markets more transparent, allowing apples-to-apples comparisons that weren't possible in the past. This invites the attention of investors who might not ordinarily consider the emerging markets. Now they can, owing to a significant effort to list emerging markets' ADRs on developed market exchanges.

    Finally, we think emerging markets will do well partly because they were hit so hard during the crises of the late 1990's. Most of the fat is gone. Those companies that lived to tell the tale have had to learn to use their cash flow to develop their businesses and compete successfully in an often harsh, global operating environment. They're tougher, and, we think, more than ready to prove themselves. As they do, emerging markets should regain the attraction they held in years past.

FUND FACTS
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

    J.P. Morgan Emerging Markets Equity Fund seeks to provide a high total return from a portfolio of equity securities of companies in emerging markets. It is designed for long-term investors who want to diversify their investments by adding exposure to the rapidly growing emerging markets. As an international investment, the Fund is subject to foreign market, political, and currency risk

--------------------------------------------------------------------------------
    Inception Date:  11/15/1993
--------------------------------------------------------------------------------
    Fund Net Assets as of 10/31/2000:  $34,203,674
--------------------------------------------------------------------------------
    Portfolio Net Assets
      as of 10/31/2000:  $151,223,658
--------------------------------------------------------------------------------
    Dividend Payable Dates:  12/20/2000
--------------------------------------------------------------------------------
    Capital Gain Payable Dates:
      (if applicable)  12/20/2000

EXPENSE RATIO

    The Fund's current expense ratio of 1.75% covers shareholders' expenses for custody, tax reporting, investment advisory, and shareholder services, after reimbursement. The Fund is no-load and does not charge any sales, redemption, or exchange fees. There are no additional charges for buying, selling, or safekeeping fund shares, or for wiring redemption proceeds from the Fund.

FUND HIGHLIGHTS
--------------------------------------------------------------------------------

All data as of October 31, 2000

COUNTRY ALLOCATION
(As a percentage of total investment securities)

[data from pie chart]

Latin American               37.5%
Asia                         35.0%
Europe                       15.7%
Africa/Middle East            9.8%
Other                         2.0%

LARGEST EQUITY                                                   % OF TOTAL
HOLDINGS                          COUNTRY                        INVESTMENTS
Telefonos de Mexico
     S.A. de C.V. Cl L ADR        Mexico                            4.0%
China Mobile (Hong Kong)
     Ltd. ADR                     Hong Kong                         2.5%
Korea Electric
     Power Corp.                  South Korea                       2.1%
Petroleo Brasileiro S.A. ADR      Brazil                            1.9%
Companhia de Bebidas
    das Americas ADR              Brazil                            1.8%
Check Point
    Software Technologies Ltd.   Israel                             1.7%
PT Unilever Tbk                  Indonesia                          1.6%
Taiwan Semiconductor
    Manufacturing Co. Ltd.       Taiwan (Republic of China)         1.5%
Wal-Mart de Mexico
    S.A. de C.V. Cl V            Mexico                             1.5%
New Century Holdings
     Ltd. Partnership X          Russian Federation                 1.4%

DISTRIBUTED BY FUNDS DISTRIBUTOR, INC. J.P. MORGAN INVESTMENT MANAGEMENT INC. SERVES AS INVESTMENT ADVISOR. SHARES OF THE FUND ARE NOT INSURED BY THE FDIC, ARE NOT BANK DEPOSITS OR OTHER OBLIGATIONS OF THE FINANCIAL INSTITUTION AND ARE NOT GUARANTEED BY THE FINANCIAL INSTITUTION. SHARES OF THE FUND ARE SUBJECT TO INVESTMENT RISK, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL INVESTED. RETURN AND SHARE PRICE WILL FLUCTUATE AND REDEMPTION VALUE MAY BE MORE OR LESS THAN ORIGINAL COST.

Opinions expressed herein are based on current market conditions and are subject to change without notice. The Fund invests through a master portfolio (another fund with the same objective). The Fund invests in foreign securities which are subject to special risks including currency fluctuations and political economic uncertainty. This may make the Fund more volatile.

CALL J.P. MORGAN FUNDS SERVICES AT (800) 521-5411 FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ABOUT THE FUND, INCLUDING MANAGEMENT FEES AND OTHER EXPENSES. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

J.P. MORGAN EMERGING MARKETS EQUITY FUND
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
OCTOBER 31, 2000

ASSETS
Investment in The Emerging Markets Equity
   Portfolio ("Portfolio"), at value                                $34,206,346
Receivable for Shares of Beneficial Interest Sold                        84,157
Receivable for Expense Reimbursements                                    13,282
Prepaid Expenses and Other Assets                                           141
                                                                    -----------
TOTAL ASSETS                                                         34,303,926
                                                                    -----------
LIABILITIES
Payable for Shares of Beneficial Interest Redeemed                       46,043
Shareholder Servicing Fee Payable                                         7,307
Administrative Services Fee Payable                                         699
Accrued Expenses and Other Liabilities                                   46,203
                                                                    -----------
TOTAL LIABILITIES                                                       100,252
                                                                    -----------
NET ASSETS
Applicable to 4,781,230 Shares of Beneficial
      Interest Outstanding
      (par value $0.001, unlimited shares authorized)               $34,203,674
                                                                    ===========
Net Asset Value, Offering and Redemption Price Per Share                  $7.15
                                                                    ===========
ANALYSIS OF NET ASSETS
Paid-in Capital                                                     $50,289,547
Distributions in Excess of Net Investment Income                      (609,255)
Accumulated Net Realized Loss on Investment                        (23,816,843)
Net Unrealized Appreciation on Investment                             8,340,225
                                                                  -------------
NET ASSETS                                                          $34,203,674
                                                                  =============

    The Accompanying Notes are an Integral Part of the Financial Statements.
 6

J.P. MORGAN EMERGING MARKETS EQUITY FUND
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
INCOME
Allocated Investment Income from Portfolio                        $    774,971
Allocated Portfolio Expenses                                         (547,392)
                                                                  ------------
      Net Investment Income Allocated from Portfolio                   227,579
                                                                  ------------
FUND EXPENSES
Shareholder Servicing Fee                                              102,479
Transfer Agent Fees                                                     41,083
Financial and Fund Accounting Services Fee                              38,575
Printing Expenses                                                       14,024
Registration Fees                                                       13,016
Professional Fees                                                       11,514
Administrative Services Fee                                              9,933
Fund Services Fee                                                          645
Trustees' Fees and Expenses                                                574
Administration Fee                                                         461
Miscellaneous                                                           18,155
                                                                  ------------
      Total Expenses                                                   250,459
Less: Reimbursement of Expenses                                       (84,466)
                                                                  ------------
      Net Fund Expenses                                                165,993
                                                                  ------------
NET INVESTMENT INCOME                                                   61,586
                                                                  ------------
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN ON INVESTMENT ALLOCATED FROM PORTFOLIO               102,499
                                                                  -------------
NET CHANGE IN UNREALIZED APPRECIATION ON
   INVESTMENT ALLOCATED FROM PORTFOLIO                             (3,012,497)
                                                                  -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $(2,848,412)
                                                                  ==============

The Accompanying Notes are an Integral Part of the Financial Statements.
7

J.P. MORGAN EMERGING MARKETS EQUITY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE YEARS ENDED OCTOBER 31

INCREASE (DECREASE) IN NET ASSETS                                               2000              1999
FROM OPERATIONS
Net Investment Income                                                      $   61,586         $  231,098
Net Realized Gain (Loss) on Investment Allocated from Portfolio               102,499          (4,681,964)
Net Change in Unrealized Appreciation (Depreciation)
  on Investment Allocated from Portfolio                                    (3,012,497)       12,813,734
                                                                           ------------       ------------
     Net Increase (Decrease) in Net Assets Resulting from Operations         (2,848,412)        8,362,868
                                                                           -------------      -------------
DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                                         (61,586)         (1,145,086)
In Excess of Net Investment Income                                            (104,391)         (454,486)
                                                                           --------------     --------------
     Total Distributions to Shareholders                                      (165,977)        (1,599,572)
                                                                           -------------      -------------
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Proceeds from Shares of Beneficial Interest Sold                             48,673,130        47,462,457
Reinvestment of Distributions                                                 152,820           1,347,553
Cost of Shares of Beneficial Interest Redeemed                              (47,394,321)      (43,173,746)
                                                                           --------------     --------------
     Net Increase from Transactions in Shares of Beneficial Interest         1,431,629          5,636,264
                                                                           -------------      -------------
     Total Increase (Decrease) in Net Assets                                 (1,582,760)       12,399,560
                                                                           --------------     -------------
NET ASSETS
Beginning of Year                                                            35,786,434        23,386,874
                                                                           -------------      -------------
End of Year                                                                  $34,203,674       $35,786,434
                                                                           =============     =============
TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST
Shares of Beneficial Interest Sold                                           5,514,636          6,806,284
Shares of Beneficial Interest Reinvested                                       16,683            232,337
Shares of Beneficial Interest Redeemed                                       (5,371,646)       (6,159,698)
                                                                           -------------     --------------
     Net Increase in Shares of Beneficial Interest                            159,673            878,923
                                                                           =============    ==============

    The Accompanying Notes are an Integral Part of the Financial Statements.
  8

J.P. MORGAN EMERGING MARKETS EQUITY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT
EACH YEAR ARE AS FOLLOWS:

                                                               FOR THE YEARS ENDED OCTOBER 31

                                                       2000      1999      1998       1997     1996
                                                    ------------------------------------------------------
NET ASSET VALUE PER SHARE, BEGINNING OF YEAR          $7.74      $6.25     $9.78     $10.18    $9.65
                                                    ------------------------------------------------------
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                                  0.02       0.08     0.12(+)    0.08      0.08
Net Realized and Unrealized Gain
    (Loss) on Investments                             (0.57)      1.84    (3.57)(+)   (0.42)    0.53
                                                   ------------------------------------------------------
Total From Investment Operations                      (0.55)      1.92      (3.45)    (0.34)    0.61
                                                   ------------------------------------------------------
LESS DISTRIBUTIONS TO SHAREHOLDERS FROM
Net Investment Income                                 (0.01)      (0.31)    (0.08)     (0.06)   (0.08)
In Excess of Net Investment Income                    (0.03)      (0.12)       -          -        -
                                                   ------------------------------------------------------
Total Distributions to Shareholders                   (0.04)      (0.43)    (0.08)     (0.06)   (0.08)
                                                   ------------------------------------------------------
NET ASSET VALUE PER SHARE, END OF YEAR                $7.15       $7.74     $6.25      $9.78    $10.18
                                                   ======================================================
RATIOS AND SUPPLEMENTAL DATA
Total Return                                         (7.12)%      33.00%   (35.54)%    (3.34)%   6.31%
Net Assets, End of Year (in thousands)              $34,204       $35,786   $23,387    $45,444   $59,107
Ratios to Average Net Assets
    Net Expenses                                       1.75%       1.75%     1.76%      1.65%     1.69%
    Net Investment Income                              0.15%       0.73%     1.24%      0.62%     0.68%
    Expenses without Reimbursement                     1.96%       1.87%     1.82%      1.65%     1.69%

(+)  Based on amounts prior to Statement of Position 93-2 Adjustments.


The Accompanying Notes are an Integral Part of the Financial Statements.
9

J.P. MORGAN EMERGING MARKETS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

OCTOBER 31, 2000
--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--The J.P. Morgan Emerging Markets Equity Fund (the "Fund") is a separate series of the J.P. Morgan Funds, a Massachusetts business trust
(the "Trust") which was organized on November 4, 1992. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund commenced operations on November 15, 1993.

    The Fund invests all of its investable assets in The Emerging Markets Equity Portfolio (the "Portfolio"), a diversified open-end management investment company having the same investment objective as the Fund. The value of such investment included in the Statement of Assets and Liabilities reflects the Fund's proportionate interest in the net assets of the Portfolio (approximately 23% at October 31, 2000). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Fund:

    SECURITY VALUATION--Valuation of securities by the Portfolio is discussed in Note 1 of the Portfolio's Notes to Financial Statements that are included elsewhere in this report.

    INVESTMENT INCOME--The Fund earns income, net of expenses, daily on its investment in the Portfolio. All net investment income, realized and unrealized gains and losses of the Portfolio is allocated pro-rata among the Fund and other investors in the Portfolio at the time of such determination.

    EXPENSES--Expenses incurred by the Trust with respect to any two or more Funds in the Trust are allocated in proportion to the net assets of each Fund in the Trust, except where allocations of direct expenses to each Fund can otherwise be made fairly.

    INCOME TAX STATUS--It is the Fund's policy to distribute all net investment income and net realized gains to shareholders and to otherwise qualify as a regulated investment company under the provisions of the Internal Revenue Code. Accordingly, no provision has been made for federal or state income taxes.

    DISTRIBUTIONS TO SHAREHOLDERS--Distributions to a shareholder are recorded on the ex-dividend date. Distributions from net investment income are declared and paid annually. Distributions from net realized gains, if any, are paid annually.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES

    ADMINISTRATIVE SERVICES--The Trust has an Administrative Services Agreement (the "Services Agreement") with Morgan Guaranty Trust Company of New York ("Morgan") under which Morgan is responsible for certain aspects of the administration and operation of the Fund. Under the Services Agreement, the Fund has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Trust and certain other registered investment companies for which J.P. Morgan Investment Management, Inc. ("JPMIM") acts as investment advisor in accordance with the following annual schedule: 0.09% on the first
$7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to Funds Distributor, Inc. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which Morgan provides similar services.

    Morgan has agreed to reimburse the Fund to the extent necessary to maintain the total operating expenses (which excludes interest and dividend expenses, taxes and extraordinary items) of the Fund, including the expenses allocated to the Fund from the Portfolio, at no more than 1.75% of the average daily net assets of the Fund. This reimbursement arrangement can be changed or terminated at any time after February 28, 2001 at the option of Morgan.

    ADMINISTRATION--The Trust has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the Fund. Under a Co-Administration Agreement between FDI and the Trust, FDI provides administrative services necessary for the

J.P. MORGAN EMERGING MARKETS EQUITY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES-(CONTINUED)

operations of the Fund, furnishes office space and facilities required for conducting the business of the Fund and pays the compensation of the Fund's officers affiliated with FDI. The Fund has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of-pocket expenses. The portion of this charge payable by the Fund is determined by the proportionate share that its net assets bear to the net assets of the Trust and certain other investment companies for which FDI provides similar services.

    SHAREHOLDER SERVICING--The Trust has a Shareholder Servicing Agreement with Morgan under which Morgan provides account administration and personal account maintenance service to Fund shareholders. The agreement provides for the Fund to pay Morgan a fee for these services that is computed daily and paid monthly at an annual rate of 0.25% of the average daily net assets of the Fund.

    Morgan, Charles Schwab & Co. ("Schwab") and the Trust are parties to separate services and operating agreements (the "Schwab Agreements") whereby Schwab makes Fund shares available to customers of investment advisors and other financial intermediaries who are Schwab's clients. The Fund is not responsible for payments to Schwab under the Schwab Agreements; however, in the event the services agreement with Schwab is terminated for reasons other than a breach by Schwab and the relationship between the Trust and Morgan is terminated, the Fund would be responsible for the ongoing payments to Schwab with respect to pre-termination shares.

    FUND SERVICES--The Trust has a Fund Services Agreement with Pierpont Group, Inc. ("PGI") to assist the Trustees in exercising their overall supervisory responsibilities for the Trust's affairs. The Trustees of the Trust represent all the existing shareholders of PGI.

    Each Trustee receives an aggregate annual fee of $75,000 for serving on the boards of the Trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' Fees and Expenses shown in the financial statements represent the Fund's allocated portion of the total Trustees' fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of PGI and receives compensation and employee benefits from PGI. The allocated portion of such compensation and benefits included in the Fund Services Fee shown on the Statement of Operations was $100.

--------------------------------------------------------------------------------
3. FEDERAL INCOME TAXES

    For federal income tax purposes, the Fund had a capital loss carryforward as of October 31, 2000, of approximately $22,123,291 of which $1,159,298 expires in 2004, $15,741,713 expires 2006, $5,146,180 expires 2007, and $76,100 expires
2008. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of this amount.

    Income distributions and capital gain distributions, if any, are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to the differing treatment of net operating losses, foreign currency and tax allocation. Accordingly, these permanent differences in the character of income and distributions between financials statements and tax basis have been reclassified to paid-in-capital. During the year ended October 31, 2000, the following reclassifications were made: distributions in excess of net investment income was decreased by $1,760, accumulated net realized loss on investment was increased by $12,644, and paid-in-capital was increased by $10,884. The adjustments are primarily attributable to foreign currency losses. Net invesment income, net realized gains and net assets were not affected by this change.

--------------------------------------------------------------------------------
4. BANK LOANS
    The Fund may borrow money for temporary or emergency purposes, such as funding shareholder redemptions. Effective May 23, 2000, the Fund, along with certain other Funds managed by JPMIM, entered into a $150,000,000 bank line of credit agreement with DeutscheBank. Borrowings under the agreement will bear interest at approximate market rates and a commitment fee at an annual rate of 0.085% on the unused portion of the committed amount.

J.P. MORGAN EMERGING MARKETS EQUITY FUND NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

--------------------------------------------------------------------------------
5. CONCENTRATIONS OF RISK
    From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have a material impact on the Fund.

--------------------------------------------------------------------------------
6. SUBSEQUENT EVENTS

    On September 13, 2000, J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation announced that they have entered into an agreement and plan of merger. The transaction is expected to close in December 2000 and is subject to approval by shareholders of both companies.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of
J.P. Morgan Emerging Markets Equity Fund

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of J.P. Morgan Emerging Markets Equity Fund (one of the series constituting part of the J.P. Morgan Funds, hereafter referred to as the "Fund") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2000

THE EMERGING MARKETS EQUITY PORTFOLIO
Annual Report October 31, 2000

(The following pages should be read in conjunction with J.P. Morgan Emerging Markets Equity Fund Annual Financial Statements)

THE EMERGING MARKETS EQUITY PORTFOLIO - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
OCTOBER 31, 2000

SHARES                                                                   VALUE
--------------------------------------------------------------------------------
COMMON STOCKS - 86.0%
ARGENTINA - 0.9%
   25,400  Grupo Financiero Galicia S.A. ADR(+)                         $      369,888
    9,421  Perez Companc S.A. ADR                                              135,427
  133,400  Siderar S.A.I.C. Cl A                                               352,246
   21,547  Telecom Argentina Stet France Telecom S.A. ADR                      370,339
                                                                         ---------------
                                                                             1,227,900
                                                                         ---------------
BRAZIL - 4.6%
   59,413  Centrais Eletricas Brasileiras S.A. ADR                            527,688
5,509,000  CIA Siderurgica Nacional(+)                                        152,959
   28,026  Companhia Brasileira de Distribuicao Grupo
            Pao de Acucar ADR                                                 998,426
  123,828  Companhia Paranaense de Energia - Copel ADR(+)                   1,122,192
    9,446  Perdigao S.A.(+)                                                    64,343
  102,087  Petroleo Brasileiro S.A. ADR                                     2,707,296
  199,600  Souza Cruz S.A.                                                    970,546
                                                                         ---------------
                                                                            6,543,450
                                                                         ---------------
CHILE - 2.5%
   24,500  Administradora de Fondos de Pensiones
            Provida S.A.                                                      520,625
   39,500  Banco Santander Chile ADR                                          530,781
   52,283  Companhia de Telecomunicaciones
            de Chile S.A. ADR(+)                                              797,316
   36,900  Embotelladora Andina S.A. Cl A ADR                                 442,800
   52,410  Gener S.A. ADR                                                     635,471
   47,824  Madeco S.A. ADR(+)                                                 242,109
    1,261  Sociedad Quimica y Minera de Chile
            S.A. Cl A ADR                                                      25,535
   25,240  Sociedad Quimica y Minera de Chile
            S.A. Cl B ADR                                                     466,940
                                                                         ---------------
                                                                            3,661,577
                                                                         ---------------
COLOMBIA - 0.2%
   84,700  Cementos Diamante S.A. GDR 144A(+)                                 211,750
    9,482  Corporacion Financiera del Valle S.A. ADR(+)                        22,283
                                                                         ---------------
                                                                              234,033
                                                                         ---------------
CROATIA - 0.4%
   55,860  Pliva d.d. GDR 144A                                                589,323
                                                                         ---------------
CZECH REPUBLIC - 1.0%
  297,500  Ceske Energeticke Zavody A.S.(+)                                   724,260
   48,700  Cesky Telecom A.S.(+)                                              647,550
                                                                         ---------------
                                                                            1,371,810
                                                                         ---------------
EGYPT - 0.4%
   22,800  Egyptian Co. for Mobile Services (Mobinil)(+)                      447,216
   31,400  Orascom Telecommunications Cl A GDR 144A(+)                        191,540
                                                                         ---------------
                                                                              638,756
                                                                         ---------------

SHARES                                                                   VALUE
--------------------------------------------------------------------------------

 GREECE - 2.1%
     23,554  Alpha Bank S.A.                                          $      868,692
    60,835  Hellenic Telecommunications Organization S.A.                  1,060,343
    28,179  National Bank of Greece S.A.                                   1,070,907
         1  Silver & Baryte Ores Mining Co. S.A.                                  27
                                                                      --------------
                                                                           2,999,969
                                                                      --------------
HONG KONG - 3.5%
 2,320,830  Brilliance China Automotive Holdings Ltd.                        743,942
   114,701  China Mobile (Hong Kong) Ltd. ADR(+)                           3,512,718
   200,000  Citic Pacific Ltd.                                               802,657
                                                                      --------------
                                                                           5,059,317
                                                                      --------------
HUNGARY - 1.2%
   126,834  Matav RT                                                         563,471
    50,600  MOL Magyar Olaj-es Gazipari RT                                   781,080
     7,600  OTP Bank RT                                                      352,072
                                                                      --------------
                                                                           1,696,623
                                                                      --------------
INDIA - 5.2%
  137,676  Apollo Hospitals Enterprise Ltd.                                  607,174
    3,910  Asian Paints (India) Ltd.                                          20,040
   61,400  Bajaj Auto Ltd.                                                   342,167
  111,847  Bajaj Auto Ltd. GDR                                               682,267
   44,633  BSES Ltd. GDR                                                     504,353
   36,348  Hindalco Industries Ltd. GDR                                      547,037
   58,900  ITC Ltd.                                                          957,981
  138,891  Larsen & Toubro Ltd. GDR                                          875,013
  107,828  Reliance Industries Ltd. GDR                                    1,420,635
  405,772  Tata Engineerng & Locomotive Co. Ltd. GDR                         608,658
  265,700  United Breweries Ltd.                                             279,117
   73,500  Wockhardt Ltd.(f)                                                 583,637
                                                                      --------------
                                                                           7,428,079
                                                                      --------------
INDONESIA - 2.2%
  51,500  PT Indosat (Persero) Tbk ADR                                      363,719
 638,700  PT International Nickel Indonesia Tbk(+)                          464,013
 148,605  PT Unilever Indonesia Tbk                                       2,333,860
                                                                      -------------
                                                                          3,161,592
                                                                      -------------
ISRAEL - 6.1%
 696,451  Bank Hapoalim Ltd.                                              1,762,166
 233,854  Bank Leumi Le-Israel                                              459,457
 250,573  Bezeq Israeli Telecommunication Corp. Ltd.                      1,254,076
  15,300  Check Point Software Technologies Ltd.(+)                       2,423,138
  31,982  Delta-Galil Industries Ltd.                                       468,369
  21,500  ECI Telecom Ltd.                                                  507,938
  30,400  Teva Pharmaceutical Industries Ltd. ADR                         1,797,400
                                                                      -------------
                                                                          8,672,544
                                                                      -------------

The Accompanying Notes are an Integral Part of the Financial Statements.
    15

THE EMERGING MARKETS EQUITY PORTFOLIO - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

SHARES                                                                   VALUE
--------------------------------------------------------------------------------
MALAYSIA - 1.7%
    70,732  British American Tobacco (Malaysia) Berhad                     $   646,825
   305,500  MAA Holdings Berhad                                                611,000
   102,000  Malakoff Berhard                                                   250,974
   106,000  Malayan Banking Berhad                                             424,000
    92,000  Nestle (Malaysia) Berhad                                           486,632
                                                                         -------------
                                                                             2,419,431
                                                                         -------------
MEXICO - 13.4%
   75,258  Cemex S.A. de C.V. ADR                                           1,589,825
  936,090  Controladora Comercial Mexicana S.A. de C.V.                     1,036,785
  875,000  Empaques Ponderosa S.A. de C.V. Cl B(+)                            511,990
   42,133  Grupo Aeroportuario de Sureste
            S.A. de C.V. ADR(+)                                               626,728
1,307,715  Grupo Financiero Banamex Accival
            S.A. de C.V. Cl O(+)                                            2,030,473
       48  Grupo Financiero BBVA Bancomer
            S.A. de C.V. Cl O(+)                                                   30
  443,333  Grupo Gigante S.A. de C.V.(+)                                      625,359
  118,483  Grupo Iusacell S.A. de C.V. Cl V ADR(+)                          1,540,279
  215,000  Grupo Modelo S.A. de C.V. Cl C                                     572,854
   23,845  Grupo Televisa S.A. ADR(+)                                       1,290,611
  185,168  Nuevo Grupo Mexico Cl B(+)                                         615,260
   25,000  Panamerican Beverages Inc. ADR                                     412,500
  106,642  Telefonos de Mexico S.A. de C.V. Cl L ADR                        5,752,002
   38,793  Tubos de Acero de Mexico S.A.                                      599,902
  886,508  Wal-Mart de Mexico S.A. de C.V. Cl V(+)                          2,125,840
                                                                         ------------
                                                                           19,330,438
                                                                         ------------
PAKISTAN - 0.8%
    90,800  Hub Power Co. Ltd. GDR(+)                                          703,700
    10,707  Pakistan Telecommunications Ltd. GDR                               450,122
                                                                         -------------
                                                                             1,153,822
                                                                         -------------
PEOPLES REPUBLIC OF CHINA - 0.4%
 3,928,100  Sinopec Zhenhai Refining & Chemical Co. Ltd.                       543,954
                                                                         -------------
PERU - 0.4%
    43,800  Companhia de Minas Buenaventura S.A. ADR                           563,925
                                                                         -------------
PHILIPPINES - 0.2%
   413,740  First Philippine Holdings Corp.(+)                                 169,864
   186,621  Manila Electric Co. Cl B                                           153,237
                                                                         -------------
                                                                               323,101
                                                                         -------------
POLAND - 2.1%
    14,300  Agora S.A. GDR(+)                                                  261,603
    17,000  Bank Polska Kasa Opieki S.A.(+)                                    171,230
    74,620  Bank Polska Kasa Opieki S.A. GDR                                   751,797
    39,384  Elektrim Spolka Akcyjna S.A.(+)                                    311,927
    55,600  KGHM Polska Miedz S.A.(+)                                          296,765
    38,200  Polski Koncern Naftowy Orlen S.A. GDR                              292,684
       500  Polski Koncern Naftowy Orlen S.A. GDR 144A                           3,838
   176,200  Telekomunikacja Polska S.A. GDR 144A                               868,419
                                                                         -------------
                                                                             2,958,263
                                                                         -------------

SHARES                                                                   VALUE
--------------------------------------------------------------------------------

RUSSIAN FEDERATION - 3.1%
  105,800  OAO Gazprom ADR(+)                                              $   854,335
   29,573  OAO Lukoil Holding ADR(+)                                         1,579,198
   69,519  Surgutneftegaz ADR                                                  893,319
   57,322  Vimpel Communications ADR(+)                                      1,117,779
                                                                           -----------
                                                                             4,444,631
                                                                           -----------
SLOVAK REPUBLIC - 0.3%
   12,700  Slovakofarma A.S.                                                   385,350
                                                                          ------------
SOUTH AFRICA - 9.2%
  287,000  ABSA Group Ltd.                                                     975,816
   38,800  Anglo American Platinum Corp. Ltd.                                1,514,281
  167,500  Billiton Plc                                                        647,069
1,706,900  BOE Ltd.                                                            869,404
   30,800  De Beers                                                            847,553
  201,938  Dimension Data Holdings Plc(+)                                    1,741,881
  153,800  Gold Fields Ltd.                                                    457,817
  223,383  Highveld Steel & Vanadium Corp. Ltd.                                458,073
   22,249  Impala Platinum Holdings Ltd.                                       953,693
  308,420  Iscor Ltd.(+)                                                       489,640
  121,000  JD Group Ltd.                                                       608,306
  126,611  Liberty Group Ltd.                                                  966,496
   71,900  Sappi Ltd.                                                          492,733
  148,800  Sasol Ltd.                                                        1,139,815
   95,764  South African Breweries Plc                                         573,923
  152,008  Standard Bank Investment Corp. Ltd.                                 532,924
                                                                        --------------
                                                                            13,269,424
                                                                        --------------
SOUTH KOREA - 10.9%
  148,530  H&CB ADR(+)                                                       1,782,360
      755  Hansol Paper Co., Ltd. GDR                                            1,151
   99,490  Hyundai Electronics Industries Co., Ltd.(+)                         611,372
   79,900  Hyundai Motor Co. Ltd.                                              913,143
  133,205  Korea Electric Power Corp.                                         2,974,424
   29,724  Korea Telecom Corp. ADR                                            1,096,073
   28,700  LG Chemical Ltd.                                                     282,585
   25,699  Pohang Iron & Steel Co., Ltd.                                      1,493,366
    7,900  Pohang Iron & Steel Co., Ltd. ADR                                    124,919
    9,200  Samsung Electronics                                                1,152,527
   28,455  Samsung Electronics GDR                                              939,015
   21,741  Samsung Fire & Marine Insurance                                      504,582
  100,009  Shinhan Bank GDR                                                   2,035,182
   77,800  SK Corp.                                                             937,020
   35,539  Sk Telecom Co., Ltd. ADR                                             890,696
                                                                        ---------------
                                                                             15,738,415
                                                                        ---------------
TAIWAN (REPUBLIC OF CHINA) - 6.5%
  183,600  Asustek Computer Inc.                                                913,433
  222,724  Asustek Computer Inc. GDR                                          1,219,417
  513,560  Cathay Life Insurance Co., Ltd.                                      920,444
1,298,511  China Steel Corp.                                                    750,352
                                                                        ---------------
   42,642  China Steel Corp. GDR                                                495,713
                                                                        ---------------

   The Accompanying Notes are an Integral Part of the Financial Statements.
16

THE EMERGING MARKETS EQUITY PORTFOLIO - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

SHARES                                                                   VALUE
--------------------------------------------------------------------------------

     5,201  Evergreen Marine Corp. GDR(+)                                     $ 33,807
   822,000  Far Eastern Textile Ltd.                                           675,665
   161,184  President Chain Store Corp.                                        458,235
     2,568  Siliconware Precision Industries Co. ADR(+)                          9,630
   220,000  Synnex Technology International Corp.                              462,285
 1,334,600  Taishin International Bank(+)                                      622,739
   707,928  Taiwan Semiconductor Manufacturing Co. Ltd.(+)                   2,143,844
    79,500  Via Technologies Inc.(+)                                           569,945
                                                                         -------------
                                                                             9,275,509
                                                                         -------------
THAILAND - 1.2%
     65,300  Advanced Info Service Public Co. Ltd.(+)                           537,425
    120,573  BEC World Public Co. Ltd.(+)                                       575,658
        136  Dhana Siam Finance Public Co. Ltd.(f)(+)                                 -
    103,700  Shin Corp. Public Co. Ltd.(+)                                      308,848
    492,100  TelecomAsia Corp. Public Co. Ltd.(+)                               296,479
                                                                         --------------
                                                                              1,718,410
                                                                         --------------
TURKEY - 4.0%
  15,057,000  Aksa Akrilik Kimya Sanayi A.S.                                     319,735
  11,875,500  Arcelik A.S.                                                       382,612
  23,872,000  Eregli Demir ve Celik Fabrikalari A.S.(+)                          751,643
  10,322,000  Ford Otomotivl Sanayai A.S.(+)                                     702,912
  42,652,800  Haci Omer Sabanci Holding A.S.                                     431,004
   4,769,000  Netas Northern Electric Telekomunikasyon A.S.                      607,618
   7,500,000  Sarkuysan Elektrolitik Bakir Sanayi ve Ticaret A.S.                145,533
  17,381,000  Turkiye Garanti Bankasi A.S.(+)                                    178,179
  64,635,749  Turkiye Is Bankasi Cl C                                          1,230,554
 108,048,144  Yapi ve Kredi Bankasi A.S.(+)                                      933,584
                                                                         ---------------
                                                                               5,683,374
                                                                         ---------------
VENEZUELA - 1.5%
     78,410  Compania Anonima Nacional
             Telefonos de Venezuela ADR                                        1,489,790
        675  Corimon C.A. S.A.C.A. Cl A(+)                                            2
     34,866  International Briquettes Holding Inc.(+)                            82,807
     94,537  Mavesa S.A. ADR                                                    395,874
     83,000  Mercantil Servicios Financieros C.A. Cl B                           89,749
                                                                         --------------
                                                                              2,058,222
                                                                         --------------
TOTAL COMMON STOCKS                                                         123,151,242
                                                                         --------------
  (Cost $133,997,152)

PARTNERSHIPS - 1.9%
RUSSIAN FEDERATION - 1.9%
       800  New Century Holdings Ltd.
             (Partnership III; Group B)(f)(+)                                  59,200
       900  New Century Holdings Ltd.
             (Partnership IV; Group I)(f)(+)                                  112,500
     1,600  New Century Holdings Ltd.
             (Partnership V; Group I)(f)(+)                                   203,200
     2,617  New Century Holdings Ltd. (Partnership X)(f)(+)                 2,043,877

SHARES                                                                   VALUE
--------------------------------------------------------------------------------

    2,500  New Century Holdings Ltd.
            (Partnerships XIV; Group I)(f)(+)                                $ 367,500
                                                                        --------------
 TOTAL PARTNERSHIPS                                                          2,786,277
                                                                        --------------
  (Cost $7,240,200)

PREFERRED STOCKS - 8.1%
BRAZIL - 7.8%
    112,359  Companhia de Bebidas das Americas ADR(+)                        2,535,100
 39,000,000  Companhia Energetica de Minas Gerais                              592,204
     37,200  Companhia Vale do Rio Doce ADR                                    869,550
  4,167,000  Copene-Petroquimica do Nordeste S.A.                            1,611,342
  7,393,000  Electropaulo Metropolitana
              Electricidade de Sao Paulo S.A.(+)                               414,488
     85,809  Embratel Participacoes S.A. ADR                                 1,389,033
    982,000  Itausa - Investimentos Itau S.A.(+)                               833,555
     65,924  Tele Norte Leste Participacoes S.A. ADR                         1,458,568
     33,662  Telesp Celular Participacoes S.A. ADR                           1,064,561
     42,000  Ultrapar Participacoes S.A. ADR                                   422,625
                                                                        --------------
                                                                            11,191,026
                                                                        --------------
COLOMBIA - 0.3%
    158,500  Bancolombia S.A. ADR                                              475,500
                                                                         -------------
GREECE(z)
        836  Delta Dairy S.A.                                                   7,812
                                                                        -------------
TOTAL PREFERRED STOCKS                                                     11,674,338
                                                                       --------------
  (Cost $10,559,054)

PRIVATE PLACEMENTS - 2.0%
INDIA - 2.0%
   13,527  Apollo Hospital Enterprise Ltd.,
           Participatory Note, 1/01/03                                         60,466
   43,850  Cipla Ltd., Participatory Note, 9/01/03                            839,201
  269,000  Hindustan Petroleum Corp.,
            Participatory Note, 4/08/03                                       622,466
    8,200  Infosys Technologies Ltd.,
            Participatory Note, 4/07/04                                      1,275,100
                                                                       ---------------
TOTAL PRIVATE PLACEMENTS                                                     2,797,233
                                                                       ---------------
  (Cost $3,982,806)

RIGHTS(Z)
THAILAND(z)
 133,705  Telecomasia Corp.(+)                                                    -
                                                                       ---------------
  (Cost $-)

The Accompanying Notes are an Integral Part of the Financial Statements.
   17

THE EMERGING MARKETS EQUITY PORTFOLIO - SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000

SHARES                                                                   VALUE
--------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS - 2.0%
  2,916,072  Hamilton Money Fund                                           2,916,072
                                                                      --------------
  (Cost $2,916,072)

TOTAL INVESTMENT SECURITIES - 100.0%                                      $143,325,162
                                                                      ================
  (Cost $158,695,284)

MARKET SECTORS                                                      % OF TOTAL
(UNAUDITED)                                                          INVESTMENTS

INDUSTRIAL CYCLICAL                                                      19.6%
TELECOMMUNICATIONS                                                       19.2%
FINANCE                                                                  12.9%
ENERGY                                                                    6.7%
UTILITIES                                                                 6.1%
CONSUMER STABLE                                                           5.8%
RETAIL                                                                    4.9%
CONSUMER CYCLICAL                                                         4.9%
SEMICONDUCTORS                                                            4.1%
SOFTWARE & SERVICES                                                       3.8%
PHARMACEUTICALS                                                           3.4%
INSURANCE                                                                 2.1%
SHORT TERM INVESTMENTS                                                    2.0%
PARTNERSHIPS                                                              1.9%
CONSUMER SERVICES                                                         1.3%
OTHER                                                                     1.3%
                                                                   -----------
                                                                        100.0%
                                                                   ===========

ADR - American Depositary Receipt
GDR - Global Depositary Receipt
144A - Securities restricted for resale to Qualified Institutional Buyers
(f) Fair valued security. Approximately 2.4% of the market value of the securities have been valued at fair value. (See Note 1)
(z)  Category is less than 0.05% of total investment securities.
(+)  Non-income producing security


    The Accompanying Notes are an Integral Part of the Financial Statements.
18

THE EMERGING MARKETS EQUITY PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------

OCTOBER 31, 2000

ASSETS
Investments at Value (Cost $158,695,284)                           $143,325,162
Foreign Currency at Value (Cost $1,593,931)                           1,583,565
Receivable for Investments Sold                                       8,569,395
Dividend and Interest Receivable                                         92,681
Prepaid Trustees' Fees and Expenses                                         281
Prepaid and Other Assets                                                    441
                                                                   ------------
TOTAL ASSETS                                                        153,571,525
                                                                   ------------
LIABILITIES
Payable for Investments Purchased                                     1,991,499
Advisory Fee Payable                                                    129,695
Deferred Capital Gains Taxes                                             43,305
Due to Custodian                                                          3,800
Administration Service Fee Payable                                        3,104
Accrued Foreign Capital Gains Taxes                                       1,541
Administration Fee Payable                                                  167
Fund Services Fee Payable                                                   110
Accrued Expenses and Other Liabilities                                  174,646
                                                                   ------------
TOTAL LIABILITIES                                                     2,347,867
                                                                   ------------
NET ASSETS
Applicable to Investors' Beneficial Interests                      $151,223,658
                                                                   ============

The Accompanying Notes are an Integral Part of the Financial Statements.
19

THE EMERGING MARKETS EQUITY PORTFOLIO
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------
FOR THE YEAR ENDED OCTOBER 31, 2000

INVESTMENT INCOME
INCOME
Dividend Income (Net of Foreign Withholding Tax of $337,105)      $   3,212,016
Interest Income                                                         165,901
                                                                  -------------
     Investment Income                                                3,377,917
                                                                  -------------
EXPENSES
Advisory Fee                                                          1,771,982
Custodian Fees and Expenses                                             486,704
Professional Fee                                                         53,078
Administrative Services Fee                                              43,197
Trustees' Fees and Expenses                                               7,555
Printing Expenses                                                         7,349
Fund Services Fee                                                         2,806
Administration Fee                                                        1,321
Miscellaneous                                                             3,332
                                                                  -------------
     Total Expenses                                                   2,377,324
                                                                  -------------
NET INVESTMENT INCOME                                                 1,000,593
                                                                  -------------
REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON
   Investment Transactions (Net of Capital Gains
      Taxes of $7,672)                                                3,904,160
   Foreign Currency Contracts and Transactions                        (220,695)
                                                                  -------------
     Net Realized Gain                                                3,683,465
                                                                  -------------
NET CHANGE IN UNREALIZED DEPRECIATION ON
   Investment Transactions (Net of Deferred Capital
     Gains Taxes of $91,593)                                       (12,793,456)
   Foreign Currency Contracts and Translations                         (11,296)
                                                                  -------------
     Net Change in Unrealized Depreciation                         (12,804,752)
                                                                  -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS              $ (8,120,694)
                                                                  =============

    The Accompanying Notes are an Integral Part of the Financial Statements.
20

THE EMERGING MARKETS EQUITY PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
FOR THE YEARS ENDED OCTOBER 31

INCREASE (DECREASE) IN NET ASSETS                                                  2000               1999
FROM OPERATIONS
Net Investment Income                                                          $ 1,000,593        $  1,897,361
Net Realized Gain (Loss) on Investments, and
   Foreign Currency Contracts and Transactions                                   3,683,465         (31,028,225)
Net Change in Unrealized Appreciation (Depreciation) of Investments,
   and Foreign Currency Contracts and Translations                              (12,804,752)        76,321,203
                                                                               --------------     -----------
        Net Increase (Decrease) in Net Assets Resulting from Operations          (8,120,694)        47,190,339
                                                                               --------------     -------------
TRANSACTIONS IN INVESTORS' BENEFICIAL INTEREST
Contributions                                                                    98,957,108         168,310,686
Withdrawals                                                                     (106,666,366)      (193,661,035)
                                                                               --------------     -------------
    Net Decrease from Transactions in Investors' Beneficial Interest             (7,709,258)       (25,350,349)
                                                                               --------------     -------------
   Total Increase (Decrease) in Net Assets                                      (15,829,952)        21,839,990
                                                                               --------------     --------------
NET ASSETS
Beginning of Year                                                               167,053,610         145,213,620
                                                                               --------------     -------------
End of Year                                                                     $151,223,658       $167,053,610
                                                                               ==============     =============

SUPPLEMENTARY DATA

                                                   FOR THE YEARS ENDED OCTOBER 31
                                        2000     1999        1998       1997        1996
                                      -------------------------------------------------------------
RATIOS TO AVERAGE NET ASSETS
    Net Expenses                      1.34%      1.30%       1.30%      1.20%       1.23%
    Net Investment Income             0.56%      1.14%       1.32%      1.10%       1.14%
Portfolio Turnover                     65%        87%         44%        55%         31%

The Accompanying Notes are an Integral Part of the Financial Statements.
  21

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

OCTOBER 31, 2000
--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    ORGANIZATION--The Emerging Markets Equity Portfolio (the "Portfolio") is registered under the Investment Company Act of 1940, as amended, (the "Act") as a no-load, diversified, open-end management investment company which was organized as a trust under the laws of the State of New York on June 16, 1993. The Portfolio commenced operations on November 15, 1993. The Portfolio's investment objective is to provide a high total return from a portfolio of equity securities of companies in emerging markets. The Declaration of the Trust permits the Trustees to issue an unlimited number of beneficial interests in the Portfolio.

    The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual amounts could differ from those estimates. The following is a summary of the significant accounting policies of the Portfolio:

    SECURITY VALUATIONS--Securities traded on principal securities exchanges are valued at the last reported sales price, or mean of the latest bid and asked prices when no last sales price is available. Securities traded over-the-counter and certain foreign securities are valued at the quoted bid price from a market maker or dealer. When valuations are not readily available, securities are valued at fair value as determined in accordance with procedures adopted by the Trustees. All short-term securities, including real estate owned investments, with a remaining maturity of sixty days or less are valued using the amortized cost method.

    Trading in securities on most foreign exchanges and over-the-counter markets is normally completed before the close of the domestic market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Portfolio's net assets are calculated, such securities will be valued at fair value in accordance with procedures adopted by the Trustees.

    REPURCHASE AGREEMENTS--The Portfolio's custodian (or designated subcustodians, as the case may be under tri-party repurchase agreements) takes possession of the collateral pledged for investments in repurchase agreements on behalf of the Portfolio. It is the policy of the Portfolio to mark-to-market the collateral on a daily basis to determine that the value, including accrued interest, is at least equal to the repurchase price plus accrued interest. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. In the event of default or bankruptcy by the seller of the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings.

    SECURITY TRANSACTIONS--Security transactions are accounted for as of the trade date. Realized gains and losses are determined on the identified cost basis, which is also used for federal income tax purposes.

    INVESTMENT INCOME--Dividend income less foreign taxes withheld (if any) is recorded as of the ex-dividend date or as of the time that the relevant ex-dividend and amount becomes known. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.

    FOREIGN CURRENCY TRANSACTIONS--All assets and liabilities initially expressed in foreign currencies are translated into U.S. dollars at prevailing exchange rates at period end. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions. Realized and unrealized gains and losses from foreign currency translations arise from changes in currency exchange rates and are reported in the Statement of Operations.

    Although the net assets of the Portfolio are presented at the exchange rates and market values prevailing at the end of the period, the Portfolio does not isolate the portion of the results of operations arising from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the period.

    RESTRICTED SECURITIES--The Portfolio is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the Portfolio had the following investments in restricted securities (excluding 144A issues).

THE EMERGING MARKETS EQUITY PORTFOLIO
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000
--------------------------------------------------------------------------------
1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

                                                  SHARES          DATE ACQUIRED         U.S. $ COST
                                               ---------------------------------------------------------
New Century Holdings Ltd. Partnership III             800          4/11/94              $   492,000
New Century Holdings Ltd. Partnership IV              900          6/16/94                  900,000
New Century Holdings Ltd. Partnership V             1,600          11/9/94                  731,200
New Century Holdings Ltd. Partnership X             2,617          1/21/97                2,617,000
New Century Holdings Ltd. Partnership XIV           2,500          9/22/97                2,500,000

    The securities shown above are restricted as to sale and have been valued at fair value in accordance with the procedures described above. The value of these securities at October 31, 2000 is $3,369,914 representing 2.4% of the portfolio's net assets.

    INCOME TAX STATUS--The Portfolio intends to be treated as a partnership for federal income tax purposes. As such, each investor in the Portfolio will be taxed on its share of the Portfolio's ordinary income and capital gains. It is intended that the Portfolio's assets will be managed in such a way that an investor in the Portfolio will be able to satisfy the provisions of the Internal Revenue Code.

    FOREIGN TAXES--The Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Portfolio will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES

    ADVISORY--The Portfolio has an Investment Advisory Agreement with J.P. Morgan Investment Management Inc. ("JPMIM"), an affiliate of Morgan Guaranty Trust Company of New York ("Morgan") and a wholly owned subsidiary of J.P. Morgan & Co. Incorporated ("J.P. Morgan"). Under the terms of the agreement, the Portfolio pays JPMIM at an annual rate of 1.00% of the Portfolio's average daily net assets.

    The Portfolio may invest in one or more affiliated money market funds: J.P. Morgan Institutional Prime Money Market Fund, J.P. Morgan Institutional Tax Exempt Money Market Fund, J.P. Morgan Institutional Federal Money Market Fund and J.P. Morgan Institutional Treasury Money Market Fund. The Advisor has agreed to reimburse its advisory fee from the Portfolio in an amount to offset any investment advisory, administrative fee and shareholder servicing fees related to a Portfolio investment in an affiliated money market fund.

    ADMINISTRATIVE SERVICEs--The Portfolio has an Administrative Services Agreement (the "Services Agreement") with Morgan under which Morgan is responsible for certain aspects of the administration and operation of the Portfolio. Under the Services Agreement, the Portfolio has agreed to pay Morgan a fee equal to its allocable share of an annual complex-wide charge. This charge is calculated based on the aggregate average daily net assets of the Portfolio and certain other registered investment companies for which JPMIM acts as investment advisor in accordance with the following annual schedule: 0.09% on the first $7 billion of their aggregate average daily net assets and 0.04% of their aggregate average daily net assets in excess of $7 billion less the complex-wide fees payable to Funds Distributor, Inc. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Portfolio and certain other investment companies for which Morgan provides similar services.

    ADMINISTRATION--The Portfolio has retained Funds Distributor, Inc. ("FDI"), a registered broker-dealer, to serve as the co-administrator and distributor for the Portfolio. Under a Co-Administration Agreement between FDI and the Portfolio, FDI provides administrative services necessary for the operations of the Portfolio, furnishes office space and facilities required for conducting the business of the Portfolio and pays the compensation of the Portfolio's officers affiliated with FDI. The Portfolio has agreed to pay FDI fees equal to its allocable share of an annual complex-wide charge of $425,000 plus FDI's out-of- pocket expenses. The portion of this charge payable by the Portfolio is determined by the proportionate share that its net assets bear to the net assets of the Portfolio and certain other investment companies for which FDI provides similar services.

    FUND SERVICES -- The Portfolio has a Fund Services Agreement with Pierpont Group, Inc. ("PGI") to assist the Trustees in exercising their overall supervisory responsibilities for the Portfolio's affairs. The Trustees of the Portfolio represent all the existing shareholders of PGI.

THE EMERGING MARKETS EQUITY PORTFOLIO  NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
                                                                    (Continued)
OCTOBER 31, 2000
--------------------------------------------------------------------------------
2. TRANSACTIONS WITH AFFILIATES (CONTINUED)

    Each Trustee receives an aggregate annual fee of $75,000 for serving on the boards of the Trust, the J.P. Morgan Funds, the J.P. Morgan Institutional Funds, and other registered investment companies in which they invest. The Trustees' fees and expenses shown in the financial statements represent the Fund's allocated portion of the total Trustees' fees and expenses. The Trust's Chairman and Chief Executive Officer also serves as Chairman of PGI and receives compensation and employee benefits from PGI. The allocated portion of such compensation and benefits included in the Fund Services Fee shown on the Statement of Operations was $500.

--------------------------------------------------------------------------------
3. FEDERAL INCOME TAXES

    As of October 31, 2000, accumulated net unrealized (depreciation) was $15,949,501, based on the aggregate cost of investments for federal income tax purposes of $159,274,663, which consisted of unrealized appreciation of $21,530,606 and unrealized depreciation of $37,480,107.

--------------------------------------------------------------------------------
4. INVESTMENT TRANSACTIONS

    During the year ended October 31, 2000, the Portfolio purchased $111,665,739 of investment securities and sold $120,801,837 of investment securities other than U.S. government securities and short-term investments.

--------------------------------------------------------------------------------
5. CONCENTRATIONS OF CREDIT RISK

    The Portfolio may have elements of risk not typically associated with investments in the United States due to concentrated investments in a limited number of countries or regions which may vary throughout the year. Such concentrations may subject the Portfolio to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices more volatile than those of comparable U.S. securities.

--------------------------------------------------------------------------------
6. CREDIT AGREEMENT

    The Portfolio is party to a revolving line of credit agreement (the "Agreement") as discussed more fully in Note 4 of the Fund's Notes to the Financial Statements, which are included elsewhere in this report.

--------------------------------------------------------------------------------
7. SUBSEQUENT EVENTS

    On September 13, 2000, J.P. Morgan & Co. Incorporated and The Chase Manhattan Corporation announced that they have entered into an agreement and plan of merger. The transaction is expected to close in December 2000 and is subject to approval by shareholders of both companies.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Trustees and Investors of
The Emerging Markets Equity Portfolio

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of The Emerging Markets Equity Portfolio (the "Portfolio") at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the supplementary data for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2000 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
December 21, 2000

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

[back cover]

J.P. MORGAN FUNDS
       Federal Money Market Fund
           ---------------------------------------------------------------------
       Prime Money Market Fund
           ---------------------------------------------------------------------
       Emerging Market Debt Fund
           ---------------------------------------------------------------------
       Tax Aware Enhanced Income Fund:
           Select Shares
           ---------------------------------------------------------------------
       Tax Exempt Money Market Fund
           ---------------------------------------------------------------------
       Short Term Bond Fund
           ---------------------------------------------------------------------
       Bond Fund
           ---------------------------------------------------------------------
       Global Strategic Income Fund
           ---------------------------------------------------------------------
       Tax Exempt Bond Fund
           ---------------------------------------------------------------------
       California Bond Fund:
           Select Shares
           ---------------------------------------------------------------------
       New York Tax Exempt Bond Fund
           ---------------------------------------------------------------------
       Diversified Fund
           ---------------------------------------------------------------------
       Disciplined Equity Fund
           ---------------------------------------------------------------------
       Tax Aware U.S. Equity Fund:
           Select Shares
           ---------------------------------------------------------------------
       U.S. Equity Fund
           ---------------------------------------------------------------------
       U.S. Small Company Fund
           ---------------------------------------------------------------------
       U.S. Small Company Opportunities Fund
           ---------------------------------------------------------------------
       Emerging Markets Equity Fund
           ---------------------------------------------------------------------
       European Equity Fund
           ---------------------------------------------------------------------
       Global 50 Fund: Select Shares
           ---------------------------------------------------------------------
       Global Healthcare Fund: Select Shares
           ---------------------------------------------------------------------
       International Equity Fund
           ---------------------------------------------------------------------
       International Opportunities Fund
           ---------------------------------------------------------------------
       For more information on the J.P. Morgan  Funds, call J.P. Morgan Funds
           Services  at (800) 521-5411.
           ---------------------------------------------------------------------

Morgan Guaranty Trust Company                                 MAILING
500 Stanton Christiana Road                                  INFORMATION
Newark, Delaware 19713-2107

IN-ANN-23759   1000